UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2019

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CRESCENT CAPITAL BDC, INC.
(Exact name of Registrant as Specified in Its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	814-01132 (Commission File Number)	47-3162282 (IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000, LOS ANGELES, CA90025
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (310) 235-5050

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2019, Mike Wilhelms notified Crescent Capital BDC, Inc. (the “Company”) that he was resigning from his current position as Chief Financial Officer of the Company, effective October 10, 2019, for personal reasons. Mr. Wilhelms’ resignation did not involve any disagreement with the Company with regard to its operations, policies or practices. To facilitate a smooth transition in management, Mr. Wilhelms agreed to continue as an advisor to the Company through February 29, 2020.

In connection with Mr. Wilhelms’ resignation, the Board of Directors of the Company has appointed Gerhard Lombard as the Company’s Chief Financial Officer, effective upon Mr. Wilhelms’ resignation on October 10, 2019. Mr. Lombard currently serves as Chief Financial Officer of Crescent Capital Group LP (“CCG LP”), the parent company of the Company’s investment adviser Crescent Cap Advisors, LLC. Mr. Lombard will remain CCG LP’s Chief Financial Officer while also serving as the Company’s Chief Financial Officer. Prior to joining CCG LP, Mr. Lombard served as Chief Financial Officer and Treasurer of Whitehorse Finance Inc., a publicly traded business development company that is managed by H.I.G. Capital. Prior to his time with H.I.G. Capital, Mr. Lombard was Group Controller and Chief Accounting Officer for Churchill Financial Group. Earlier in his career, Mr. Lombard spent approximately 11 years at Ernst & Young LLP, rising to the level of Senior Manager. He holds postgraduate degrees in Accounting and Finance from the University of Stellenbosch and the University of Natal both in South Africa.

Item 7.01. Regulation FD Disclosure.

On October 10, 2019, the Company issued a press release announcing the resignation of Mr. Wilhelms as the Company’s Chief Financial Officer and the appointment of Mr. Lombard as the Company’s Chief Financial Officer. A copy of the press release is included as Exhibit 99.2 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including the related exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.2	Press release dated October 10, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Crescent Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

Date: October 10, 2019	By:	/s/ George Hawley
	Name:	George Hawley
	Title:	Secretary